SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2008

    Merrill Lynch & Co., Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1-7182	13-2740599
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4 World Financial Center, New York, New York    10080

(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (212) 449-1000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 13, 2008, Merrill Lynch & Co., Inc. issued a press release announcing the repurchase of approximately $0.6 billion of its Exchange Liquid Yield Option™ Notes due 2032.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits

The press release is filed as Exhibit 99.1 to this report and is incorporated herein by reference.

EXHIBIT

99.1	Press release, dated March 13, 2008, issued by Merrill Lynch & Co., Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

MERRILL LYNCH & CO., INC. (Registrant)

By:	/S/ CARA LONDIN
Cara Londin Assistant Secretary

Date: March 13, 2008

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

MERRILL LYNCH & CO., INC.

EXHIBITS TO CURRENT REPORT ON

FORM 8-K DATED MARCH 13, 2008

Commission File Number 1-7182

Exhibit Index

Exhibit No.	Description

99.1	Press release, dated March 13, 2008, issued by Merrill Lynch & Co., Inc.